UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	September 30, 2011

EMERALD DAIRY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52174	80-0137632
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11990 Market Street, Suite 205 Reston, Virginia 20190
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	(703) 867-9247

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2011 (the “Closing Date”), Emerald Dairy Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with two accredited investors (the “Investors”), pursuant to which the Company may offer and sell, in one or more closings to occur on or prior to October 31, 2011, Convertible Promissory Notes in the principal amount of up to an aggregate of $500,000 (the “Offering”).  As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 26, 2011, as of September 20, 2011, the Company sold to an accredited investor a Convertible Promissory Note in the amount of $250,000 in connection with the Offering.

As of the Closing Date, the Investors purchased from the Company, and the Company sold to the Investors, Convertible Promissory Notes in the aggregate principal amount of $90,000 (the “Notes”) (the “Additional Placement”).  The Notes have such characteristics as are further described in Item 2.03 below, which disclosure is incorporated herein by reference.

The Company is using the proceeds from the Additional Placement primarily for repayment of certain existing indebtedness and expenses.  In connection with the Additional Placement, the Investors shall receive an aggregate of 9,000 shares of the Company’s common stock as a loan origination fee (the “Investor Shares”).  In addition, the Company’s obligations under the Notes are secured by a pledge of an aggregate of 90,000 shares of the Company’s common stock made by Yang Yong Shan, the Company’s Chief Executive Officer, pursuant to a Pledge Agreement (the “Pledge Agreement”).

In consideration for its services in connection with the Additional Placement, the Company has (a) paid a placement agent (the “Placement Agent”) a commission of 10% of the gross proceeds from the Additional Placement, and (b) has agreed to issue the Placement Agent 9,000 shares of the Company’s common stock (the “Placement Agent Shares”).

The foregoing descriptions of the Purchase Agreement and the Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement and Pledge Agreement which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The Notes have an aggregate principal balance of $90,000 and a stated maturity date of September 30, 2012.  The principal bears interest at a rate of 15% per annum, which is also payable on maturity.  Upon the maturity of the Notes, by acceleration or otherwise, interest on unpaid amounts shall thereafter be payable at the default interest rate of 17% per annum, until the obligations are paid in full.  The Company may from time-to-time prepay any amount due under the Notes, in whole or in part, without penalty.  The principal amount of the Notes, and any accrued and unpaid interest thereon, may be converted into such number of shares of common stock of the Company as is determined by dividing the amount to be converted by a price equal to the greater of (i) $1.00, or (ii) 75% of the offering price for the securities offered by the Company in its next offering of equity securities which results in cumulative gross offering proceeds to the Company of at least $2,000,000.  Upon the occurrence of an “Event of Default” under the terms of the Notes (as defined therein), the entire unpaid principal balance of the Notes, together with any accrued and unpaid interest thereon, shall become due and payable, without presentment, demand, protest or notice of any kind.

The foregoing description of the terms of the Notes does not purport to be complete and is qualified in its entirety by reference to the complete text of the Notes, the form of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item. 3.02.	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The Company believes that the issuances of the Notes, the Investor Shares and the Placement Agent Shares, are exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2), and/or Regulation D promulgated thereunder, as transactions by an issuer not involving public offerings.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit No.	Description
4.1	Form of Convertible Promissory Note (1)
10.1	Form of Securities Purchase Agreement (2)
10.2	Form of Pledge Agreement (3)

(1)	Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2011
(2)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2011
(3)	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD DAIRY INC.
(Registrant)

Date:	October 6, 2011	By:	/s/ Yang Yong Shan
Yang Yong Shan
Chairman, Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
4.1	Form of Convertible Promissory Note (1)
10.1	Form of Securities Purchase Agreement (2)
10.2	Form of Pledge Agreement (3)

(1)	Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2011
(2)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2011
(3)	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2011